Derivatives and Hedging	9 Months Ended
Sep. 30, 2024
Derivatives and Hedging [Abstract]
DERIVATIVES AND HEDGING
10. DERIVATIVES AND HEDGING
We are exposed to changes in interest rates and foreign currency exchange rates primarily as a result of our current and expected use of financing, including the Euro Notes.

Interest Rate Derivatives
We may, from time to time, utilize interest rate derivative instruments typically designated as cash flow hedges, to lock in interest rates in anticipation of future financings. We may designate an interest rate derivative instrument as a cash flow hedge if it effectively converts anticipated cash flows associated with interest payments to a fixed dollar amount. Designating interest rate derivative instruments as cash flow hedges is dependent on the business context in which the instrument is being used, the effectiveness of the instrument in offsetting the risk that the future cash flows of interest payments may vary, and other criteria. In accounting for cash flow hedges, derivative assets and liabilities are recorded on the balance sheet at fair value with an offset to other comprehensive income or loss. Amounts remain in AOCI and are reclassified into net income as the interest expense on the related debt affects net income.
The fair value of an interest rate derivative instrument is recognized on the balance sheet as a derivative asset or liability and changes in the fair value are recognized in net income if the criteria for cash flow hedge accounting are not met or if the instrument is not designated as a cash flow hedge.
Interest Rate Hedge Transactions
In the second quarter of 2024, we entered into interest rate hedge transactions hedging the variability of benchmark bond rates used to determine the interest rates on the anticipated issuance of
30-year
senior secured notes. The hedges were terminated in June 2024 upon the issuance of our 2054 Notes and a $17 million ($13 million net of tax) loss was reported in other comprehensive (loss) income. The accumulated other comprehensive loss will be reclassified into net income as an increase in interest expense over the life of the 2054 Notes.
There was approximately $4 million of the amounts reported in accumulated other comprehensive loss at September 30, 2024 related to the interest rate hedges entered into in the second quarter of 2024, as well as interest rate hedges entered into in prior years to be reclassified into net income as an increase to interest expense within the next 12 months. There were no interest rate derivatives outstanding at September 30, 2024.
Foreign Currency Derivatives
We are exposed to foreign currency exchange rate risk as a result of the use of foreign currency denominated financing instruments, including the Euro Notes. We have and may continue to utilize cross-currency swaps to help mitigate the exposure related to the Euro Notes and any other foreign currency denominated debt. Our existing cross-currency swaps exchange our euro-denominated principal payments due at maturity under the Euro Notes into a U.S. dollar-denominated notional amount and swap euro-denominated fixed interest rates for U.S. dollar-denominated fixed interest rates. We currently designate our cross-currency swaps as fair value hedges. In accounting for fair value hedges, the derivative contract is recorded on the balance sheet at fair value. We have elected to exclude the cross-currency basis spread from the assessment of effectiveness in the fair value hedges of our foreign currency risk and record any difference between the change in the fair value of the excluded components and the amounts recognized in earnings as a component of other comprehensive income or loss. The fair value (loss) gain on cross-currency swaps attributable to foreign currency exchange rates are recognized in the income statement to offset the remeasurement gain (loss) on the foreign currency denominated debt attributable to foreign currency exchange rates.
Foreign Currency Exchange Rate Hedge Transactions
In May 2024, we entered into designated cross-currency swaps that effectively converted our euro-denominated fixed-rate payment obligations under our Euro Notes with respect to principal and interest payments to U.S. dollar-denominated fixed-rate payment obligations. In the three months and nine months ended September 30, 2024, we recorded a $16 million fair value gain of the cross-currency swaps and a $1 million fair value loss of the cross-currency swaps, respectively. The fair value gain/loss on cross-currency swaps attributable to changes in the foreign currency exchange rate was recorded in the income statement offsetting the loss/gain due to remeasurement of Euro Notes, resulting in no impact on earnings attributable to change in foreign currency exchange rate. The amount attributable to excluded components in the three-month period was $4 million ($3 million net of tax) and was reported in other comprehensive income or loss in the three months ended September 30, 2024. The amount attributable to excluded components in the nine-month period was $15 million ($12 million net of tax) and was reported in other comprehensive income or loss in the nine months ended September 30, 2024.
At September 30, 2024, the following foreign currency derivatives designated as fair value hedges of the Euro Notes were outstanding:

						Fair Value Gain (Loss)
	Notional Amount	Pay Rate	Receive Amount	Receive Rate	Maturity	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2024
Cross-currency swaps (a)	$542	5.371%	€500 million	3.50%	2031	$16	$(1)

(a)
Notional amount reflects the aggregate amount we received in U.S. dollars upon execution of the cross-currency swaps in exchange for transferring the receive amount to the counterparties of the cross-currency swaps. As a result of the cross-currency swaps relating to the Euro Notes, our all-in
U.S. dollar fixed-rate coupon on the U.S. dollar notional amount is 5.371%.

Derivative Fair Values and Income Statement Impacts
The table below provides a balance sheet overview of our outstanding derivative assets and liabilities as of September 30, 2024:

		At September 30, 2024
	Balance Sheet Location	Fair Value of Derivative Liabilities
Cross-currency swaps	Operating lease and other obligations	$1
The table below provides the related income statement impacts of derivative activity for the three and nine months ended September 30, 2024:

	Income Statement Location	Three Months Ended September 30,	Nine Months Ended September 30,
		2024	2024
Cross-currency swaps	Other (income) and deductions –net (a)	$20	$14

(a)
The fair value gain (loss) on cross-currency swaps attributable to changes in the foreign currency exchange rate was recorded in the same income statement location and offset the loss (gain) due to remeasurement of Euro Notes, resulting in no impact on earnings attributable to change in foreign currency exchange rate. The fair value gain/loss on cross-currency swaps attributable to excluded components was recognized as a component of other comprehensive income or loss.

Fair Value Measurements
The fair value of our foreign currency related derivative instruments is measured using inputs that are considered a Level 2 measurement, as they are not actively traded and are valued using pricing models that use observable market quotations.